Thai Floods	12 Months Ended
Mar. 31, 2015
Extraordinary and Unusual Items [Abstract]
Thai Floods
18.	Thai Floods

In October 2011, certain of Sony’s Thailand subsidiaries temporarily closed operations due to significant floods (the “Floods”). The Floods caused significant damage to certain fixed assets including buildings, machinery and equipment as well as inventories in manufacturing sites and warehouses located in Thailand. In addition, the Floods impacted the operations of certain Sony subsidiaries in Japan and other countries.

Sony has insurance policies which cover certain damage directly caused by the Floods for Sony Corporation and certain of its subsidiaries including manufacturing sites. The insurance policies cover the damage and costs associated with fixed assets, inventories and additional expenses including removal and cleaning costs and provide business interruption coverage, including lost profits.

Insurance recoveries were recognized as follows:

	Yen in millions
	Fiscal year ended March 31
	2013	2014	2015
Insurance recoveries for fixed assets, inventories and additional expenses	25,284	624	—
Insurance recoveries for business interruption	28,032	11,452	6,387

	53,316	12,076	6,387

Of the insurance recoveries for fixed assets, inventories and additional expenses for the fiscal years ended March 31, 2013 and 2014, 11,961 million yen and 314 million yen, respectively, represented the portion received in excess of the carrying value of assets damaged by the Floods. The excess received was recorded in cost of sales and other operating (income) expense, net in the consolidated statements of income. Business interruption insurance recoveries were recorded in other operating revenue in the consolidated statements of income.

The proceeds from insurance recoveries for fixed assets, inventories and additional expenses and for business interruption were included in investing activities and operating activities, respectively, in the consolidated statements of cash flows.